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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                        ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        ------------------------------

               DATE OF REPORT          OCTOBER 22, 1998
                                --------------------------------------
                                  (DATE OF EARLIEST EVENT REPORTED)



                         ABR INFORMATION SERVICES, INC.
                         ------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



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                    FLORIDA                              0-24132                              59-3228107
       -------------------------------         --------------------------           ------------------------------
       (STATE OR OTHER JURISDICTION OF               (COMMISSION FILE               (I.R.S. EMPLOYER IDENTIFICATION
              INCORPORATION)                              NUMBER)                             NUMBER)


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            34125 U.S. HIGHWAY 19 NORTH
               PALM HARBOR, FLORIDA                       34684-2141
    --------------------------------------------         -------------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


                                 (727) 785-2819
       -----------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)




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ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.

             On October 22, 1998, ABR Information Services, Inc., a Florida corporation ("ABR"), acquired (the "Acquisition") all of the issued and outstanding capital stock of Chowning, Ltd., a Wisconsin corporation ("Chowning"), for an aggregate purchase price of approximately $15.9 million. Chowning is the holding company for The Barrington Group, Ltd. ("TBG"), a Wisconsin corporation and Chowning's sole operating subsidiary. The Acquisition was consummated in accordance with the terms of a Stock Purchase Agreement, dated October 22, 1998, by and among ABR, Chowning, TBG, the Shareholders of Chowning, and Mark G. FitzGerald, as Shareholders' Agent (the "Acquisition Agreement"). The Acquisition will be accounted for using the purchase method of accounting.

             The Barrington Group, Ltd., with headquarters in Milwaukee, Wisconsin, is one of the nation's largest independent administrators of Section 125 benefit plans (full cafeteria plans, flexible spending accounts (FSA) and pre-tax premium plans). TBG also operates sales and service locations in South Carolina, Maryland, Pennsylvania and California. The Barrington Group, Ltd. has over 22,000 clients nationwide and approximately 100 employees. TBG markets its products and services primarily under the names "The Barrington Group," "Plan Management Administrators" and "Custom Benefit Services."

             The Acquisition Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The discussion above is qualified in its entirety by reference to that agreement.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

             (a)      Financial statements of business acquired.

                               Not applicable

             (b)      Pro Forma financial information.

                               Not applicable

             (c)      Exhibits.

2.1 Stock Purchase Agreement, dated October 22, 1998, by and among ABR Information Services, Inc.; Chowning, Ltd.; The Barrington Group, Ltd.; Mark G. FitzGerald, Timothy D. Dyer and Laura J. LaPinske, as Shareholders of Chowning, Ltd.; and Mark G. FitzGerald, as Shareholders' Agent. The schedules and exhibits to this Stock Purchase Agreement are not being filed herewith. ABR Information Services, Inc. agrees to furnish supplementary copies of such schedules and exhibits to the Securities and Exchange Commission upon request.





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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      ABR INFORMATION SERVICES, INC.


                                      By: /s/  James P. O'Drobinak
                                         --------------------------------
                                               James P. O'Drobinak
                                               Senior Vice President and
                                               Chief Financial Officer

Date:  November 5, 1998




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                                 EXHIBIT INDEX


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EXHIBIT NO.                          DESCRIPTION
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
   2.1 Stock Purchase Agreement, dated October 22, 1998, by and among ABR Information Services, Inc.; Chowning, Ltd.; The Barrington Group, Ltd.; Mark G. FitzGerald, Timothy D. Dyer and Laura J. LaPinske, as Shareholders of Chowning, Ltd.; and Mark G. FitzGerald, as Shareholders' Agent.



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